Computational Materials

$ [476,522,000]

(Approximate)

Sequoia Mortgage Trust 2004-9

Mortgage Pass-Through Certificates

Adjustable Rate Residential Mortgage Loans

RWT Holdings, Inc.

Seller

Sequoia Residential Funding, Inc.

Depositor

Wells Fargo Bank, N.A.

Master Servicer

COMPUTATIONAL MATERIALS DISCLAIMER

The information herein has been prepared solely for informational purposes and is not an offer to buy or sell or a solicitation of an offer to buy or sell any security or instrument or to participate in any trading strategy.  Any such offer to buy or sell any security or instrument or to engage in a transaction would be made only after a prospective participant had completed its own independent investigation of the transaction and received all information it required to make its own investment decision, including, where applicable, a review of any offering circular or memorandum describing such security or instrument which would contain material information not contained herein and to which prospective participants are referred.  In the event of any such offering, this information shall be deemed superseded and replaced in its entirety by such offering circular or memorandum.  No representation or warranty can be given with respect to the accuracy or completeness of the information herein, or that any future offer of securities or transactions would conform to the terms hereof.  Morgan Stanley and its affiliates disclaim any and all liability relating to this information.

The following information may contain general, summary discussions of certain tax, regulatory, accounting and/or legal issues relevant to the proposed transaction.  Any such discussion is necessarily generic and may not be applicable to or complete for any particular recipient's specific facts and circumstances.  Morgan Stanley is not offering and does not purport to offer tax, regulatory, accounting or legal advice and this information should not and cannot be relied upon as such.  Prior to entering into any proposed transaction, recipients should determine, in consultation with their own legal, tax, regulatory and accounting advisors, the economic risks and merits, as well as the legal, tax, regulatory and accounting characteristics and consequences, of the transaction.

The projections or other estimates in these materials (if any), including estimates of returns or performance, are forward-looking statements based upon certain assumptions and are preliminary in nature.  Actual results are difficult to predict and may depend upon events outside the issuer’s or counterparty’s control.  Actual events may differ from those assumed and changes to any assumptions may have a material impact on any projections or estimates.  Other events which were not taken into account may occur and may significantly affect the analysis.  Certain assumptions may have been made for modeling purposes only to simplify the presentation and/or calculation of any projections or estimates, and Morgan Stanley does not purport that any such assumptions will reflect actual future events.  Accordingly, there can be no assurance that estimated returns or projections will be realized or that actual returns or performance results will not be materially different than those estimated herein.  Any such estimated returns and projections should be viewed as hypothetical.  Recipients should conduct their own analysis, using such assumptions as they deem appropriate, and should fully consider other available information in making a decision regarding these transactions.  Past performance is not necessarily indicative of future results.  Price and availability are subject to change without notice.

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The offer or sale of securities or transactions may be restricted by law.  Additionally, transfers of any such securities or instruments may be limited by law or the terms thereof.  Unless noted herein, neither Morgan Stanley or any issuer of securities has taken or will take any action in any jurisdiction that would permit a public offering of Notes, or possession or distribution of any offering material in relation thereto, in any country or jurisdiction where action for such purpose is required.  Recipients are required to inform themselves of and comply with any legal or contractual restrictions on their purchase, holding, sale, exercise of rights or performance of obligations under any transaction.  Morgan Stanley does not undertake or have any responsibility to notify you of any changes to the attached information.  Morgan Stanley & Co. Incorporated, its affiliates and others associated with it may have positions in, and may effect transactions in, securities and instruments of issuers mentioned herein and may also perform or seek to perform investment banking services for the issuers of such securities and instruments.  Additional information is available upon request.

With respect to any UK recipients, this communication is directed only to those persons who are market counterparties or intermediate customers (as defined in the UK Financial Services Authority’s rules).

Sequoia Mortgage Trust 2004-9

Mortgage Pass-Through Certificates

$ 476,522,000 (Approximate, Subject to Final Collateral)

 Publicly Offered Certificates

Adjustable Rate Residential Mortgage Loans

Class	Principal/Notional Balance (1)	WAL (Yrs) (Call/Mat) (2)	Pymt Window (Mths) (Call/Mat) (2)	Certificate Interest Rates	Tranche Type	Expected Ratings S&P/Moody’s/Fitch
A-1	$453,365,000	3.91/4.25	1 – 123 / 1 – 359	Floater (3)	Senior	AAA/Aaa/AAA
A-2	$296,310,000	Information Not Provided Hereby			Senior	AAA/Aaa/AAA
X-A	$749,675,000 (5), (6)				Notional/Senior	AAA/Aaa/AAA
X-B	$23,157,000 (5), (7)				Notional/Senior	AAA/Aaa/AAA
A-R	$100				Residual	AAA/Aaa/AAA
B-1	$14,915,000	6.72/7.45	39 – 123 / 39 – 359	Floater (4)	Subordinate	AA/Aa2/AA
B-2	$8,242,000	6.72/7.45	39 – 123 / 39 – 359	Floater (4)	Subordinate	A/A2/A
B-3	$4,318,000	Information Not Provided Hereby			Subordinate	BBB/Baa2/BBB
B-4	$2,355,000				Subordinate	BB/Ba2/BB
B-5	$1,962,000				Subordinate	B/B2/B
B-6	$3,533,285				Subordinate	NR/NR/NR
Total	$ 785,000,385

(1)

Distributions on the Class A-1 Certificates will be primarily derived from one-month and six-month LIBOR adjustable rate mortgage loans (“Group 1 Mortgage Loans”, as described herein).  Distributions on the Class A-2 Certificates will be primarily derived from six-month LIBOR adjustable rate mortgage loans (“Group 2 Mortgage Loans”, as described herein).  Distributions on the Subordinate Certificates will be derived from all Mortgage Loans (as described herein).  Class sizes are subject to final collateral and rating agency approval and are subject to a +/-10% variance.

(2)

The WAL and Payment Windows to Call for the Class A-1, Class B-1 and Class B-2 Certificates are shown to the Clean-Up Call Date at pricing speed of 20% CPR.  The WAL and Payment Windows to Maturity for the Class A-1, Class B-1 and Class B-2 Certificates are shown at pricing speed of 20% CPR (as described herein).

(3)

The Class A-1 Certificates will initially have an interest rate equal to the least of (i) One-Month LIBOR plus [ ] bps (which margin doubles on the first distribution date after the Clean-Up Call Date (as described herein)), (ii) the Group 1 Net WAC Cap (as described herein) and (iii) 11.50%.

(4)

The Class B-1 and Class B-2 Certificates will initially have an interest rate equal to the least of (i) one-month LIBOR plus [ ] bps (which margin is multiplied by [1.5] on the first distribution date after the Clean-Up Call Date (as described herein)), (ii) the Subordinate Net WAC Cap and (iii) 11.50%.

(5)

Balances shown with respect to the Class X-A and Class X-B Certificates are notional balances.  Such classes are interest-only certificates and will not be entitled to distributions of principal.

(6)

The balance shown is the combined initial notional amount of the two components that make up the X-A Certificates.  Such class is interest-only and will not be entitled to distributions of principal.  Interest will accrue on the X-A Certificates as described in the Prospectus Supplement

(7)

The balance shown is the sum of the initial class principal amounts of the Class B-1 and Class B-2 Certificates. Such class is interest-only and will not be entitled to distributions of principal. Interest will accrue on the Class X-B Certificates as described in the Prospectus Supplement.

Depositor:

Sequoia Residential Funding, Inc.

Joint Lead Managers:

Morgan Stanley & Co. Incorporated and Merrill Lynch, Pierce, Fenner & Smith Incorporated.

Co-Managers:

Banc of America Securities LLC and Greenwich Capital Markets, Inc.

Master Servicer:

Wells Fargo Bank, N.A.

Trustee:

HSBC Bank USA, National Association

Custodian:

Wells Fargo Bank, N.A.

Rating Agencies:

S&P, Moody’s and Fitch will rate the Offered Certificates. It is expected that the Certificates will be assigned the credit ratings on page 3 of this Preliminary Term Sheet.

Statistical Cut-off Date:

August 1, 2004.

Cut-off Date:

September 1, 2004.

Pricing Date:

On or about September [10], 2004.

Closing Date:

On or about September 29, 2004.

Distribution Dates:

The 20th day of each month (or if not a business day, the next succeeding business day), commencing in October 2004.

Certificates:

The “Senior Certificates” will consist of the Class A-1 and Class A-2 (together, the “Class A Certificates”), the Class X-A and Class X-B (together, the “Class X Certificates”) and Class A-R Certificates. The “Subordinate Certificates” will consist of the Class B-1, Class B-2, Class B-3, Class B-4, Class B-5 and Class B-6 Certificates.  The Senior Certificates and the Subordinate Certificates are collectively referred to herein as the “Certificates”.

Offered Certificates:

Only the Class A-1, Class A-2, Class A-R, Class X-A, Class X-B, Class B-1, Class B-2 and Class B-3 Certificates (collectively, the “Publicly Offered Certificates”) are being offered publicly.  The Class A-1, Class B-1 and Class B-2 Certificates are being offered hereby.

Accrued Interest:

The Class A-1, Class B-1 and Class B-2 Certificates will settle flat.

Accrual Period:

The interest accrual period (the “Accrual Period”) with respect to the Class A-1, Class B-1 and Class B-2 Certificates for each Distribution Date will be the period beginning on the 20th day of the month prior to such Distribution Date (or, in the case of the first Distribution Date, the Closing Date) and ending on the 19th day of the month of such Distribution Date on a 30/360 basis.

Registration:

The Offered Certificates will be made available in book-entry form through DTC, and upon request only, through Clearstream, Luxembourg and the Euroclear system.

Federal Tax Treatment:

It is anticipated that the Offered Certificates will represent ownership of REMIC regular interests along with rights under interest rate cap agreements held outside the REMIC for tax purposes.

ERISA Eligibility:

The Offered Certificates are expected to be ERISA eligible. Prospective investors should review with their legal advisors whether the purchase and holding of any of the Offered Certificates could give rise to a transaction prohibited or not otherwise permissible under ERISA or other similar laws.

SMMEA Treatment:

The Senior Certificates (other than the Class A-R Certificates) and the Class B-1 Certificates are expected to constitute “mortgage related securities” for purposes of SMMEA.

Clean-Up Call:

The terms of the transaction allow for an optional termination of the trust and retirement of the Certificates on the date (the “Clean-Up Call Date”) on which the aggregate principal balance of the Mortgage Loans is equal to 10% or less of the aggregate principal balance of the Mortgage Loans as of the Cut-off Date.

Pricing Prepayment

Speed:

The Offered Certificates will be priced to a prepayment speed of 20% CPR.

Mortgage Loans:

The trust will consist of 2 groups of approximately 2,245 adjustable rate, prime quality mortgage loans secured by first liens on one- to four-family residential properties. The information on the Mortgage Loans described herein is based on the pool of approximately $785,000,386 aggregate principal balance of Mortgage Loans as the Statistical Cut-off Date.  Approximately 42.37% and 57.63% of the Mortgage Loans are one-month LIBOR indexed and six-month LIBOR indexed Mortgage Loans, respectively.

Group 1

Mortgage Loans:

As the Statistical Cut-off Date, the Group 1 Mortgage Loans have an aggregate principal balance of approximately $474,727,501, which equals approximately 60.47% of the Mortgage Loans.

Approximately 70.06% and 29.94% of the Group 1 Mortgage Loans are one-month and six-month LIBOR indexed Mortgage Loans, respectively.  Approximately 99.81% of the Group 1 Mortgage Loans are scheduled to pay interest only for the first 5 or 10 years.  After such 5-year or 10-year interest-only term, the Mortgage Loans are scheduled to amortize on a 25-year, 20-year or 15-year fully amortizing basis.

Group 2

Mortgage Loans:

As of the Statistical Cut-off Date, the Group 2 Mortgage Loans have an aggregate principal balance of approximately $310,272,884, which equals approximately 39.53% of the Mortgage Loans.

All of the Group 2 Mortgage Loans are six-month LIBOR indexed Mortgage Loans.  All of the Group 2 Mortgage Loans are scheduled to pay interest only for the first 5 or 10 years.  After such 5-year or 10-year interest-only term, the Mortgage Loans are scheduled to amortize on a 25-year, 20-year or 15-year fully amortizing basis.

Group Subordinate

Amount:

For any Distribution Date and for each Group, the excess of the aggregate of the principal balances of the Mortgage Loans in such Group at the beginning of the related collection period over the class principal amount of the related Class A Certificates immediately before such Distribution Date.

Delay Days:

The Class A-1, Class B-1 and Class B-2 Certificates will have 0 delay days.

Net WAC Caps:

In the case of the Class A-1 Certificates, the “Group 1 Net WAC Cap” is equal to the weighted average of the net mortgage rates of the Group 1 Mortgage Loans; and in the case of the Class B-1 and Class B-2 Certificates, the “Subordinate Net WAC Cap” is equal to the weighted average of the net mortgage rates for the Mortgage Loans in all Groups, weighted on the basis of the relative Group Subordinate Amount for each Group.

The Class A-1, Class B-1 and Class B-2 Certificates will have a “Certificate Interest Rate” equal to the least of (i) one-month LIBOR plus the related margin, (ii) the related Net WAC Cap and (iii) 11.50%.

If on any Distribution Date, the Certificate Interest Rate of the Class A-1 Certificates is subject to the Group 1 Net WAC Cap, such Certificates become entitled to payment of an amount equal to the sum of (i) the excess of (a) interest accrued at the respective Certificate Interest Rate (without giving effect to the Group 1 Net WAC Cap) over (b) the amount of interest received on such Certificates based on the Group 1 Net WAC Cap, plus (ii) the unpaid portion of any such excess from previous Distribution Dates (and any interest thereon at the then applicable Certificate Interest Rate without giving effect to the Group 1 Net WAC Cap (together, a “Net WAC Shortfall”) from amounts on deposit in the Reserve Fund.

If on any Distribution Date, the Certificate Interest Rate of the Class B-1 or Class B-2 Certificates is subject to the Subordinate Net WAC Cap, such Certificates will be entitled to payment of an amount equal to the excess of the (i) interest accrued at the respective Certificate Interest Rate (without giving effect to the Subordinate Net WAC Cap) over (ii) the amount of interest received on such Certificates based on the Subordinate Net WAC Cap, together with the unpaid portion of any such excess from previous Distribution Dates (and any interest thereon at the then applicable Certificate Interest Rate without giving effect to the Subordinate Net WAC Cap) (together, a “Net WAC Shortfall”) from amounts on deposit in the Reserve Fund.

Reserve Fund:

As of the Closing Date, the “Reserve Fund” will be established on behalf of the Class A-1, Class A-2, Class B-1 and Class B-2 Certificates (together, the “LIBOR Certificates”).  The Reserve Fund will be funded with any excess interest available as described in “Certificates’ Priority of Distributions” herein.  The Reserve Fund will not be an asset of the REMIC.  On any Distribution Date, the LIBOR Certificates will be entitled to receive payments from the Reserve Fund in an amount equal to the related Net WAC Shortfall amount for such Distribution Date, if any.  Any amounts remaining in the Reserve Fund after such distribution will be distributed to the related Class X Certificates.

Credit Enhancement:

Senior/subordinate, shifting interest structure.

Certificates	S&P/Moody's/Fitch	Bond Sizes*	Initial Subordination*
Senior Certificates	AAA/Aaa/AAA	[95.50%]	[4.50%]
Class B-1	AA/Aa2/AA	[1.90%]	[2.60%]
Class B-2	A/A2/A	[1.05%]	[1.55%]

*Preliminary and subject to revision.

Shifting Interest:

Until the Distribution Date occurring in October 2014, the Subordinate Certificates will be locked out from receipt of all scheduled and unscheduled principal, and subsequent recoveries (unless the Senior Certificates are paid down to zero or the credit enhancement provided by the Subordinate Certificates has doubled prior to such date as described below). After such time and subject to standard collateral performance triggers (as described in the prospectus supplement), the Subordinate Certificates will receive their pro-rata share of scheduled principal and increasing portions of principal prepayments and subsequent recoveries.  There is no scheduled principal due on certain of the Mortgage Loans for the first five years and for other Mortgage Loans for the first ten years following origination.

The prepayment percentages on the Subordinate Certificates are as follows:

October 2004 – September 2014

0% Pro Rata Share

October 2014 – September 2015

30% Pro Rata Share

October 2015 – September 2016

40% Pro Rata Share

October 2016 – September 2017

60% Pro Rata Share

October 2017 – September 2018

80% Pro Rata Share

October 2018 and after

100% Pro Rata Share

Notwithstanding the foregoing, if the credit enhancement provided by the Subordinate Certificates reaches twice the initial subordination, all principal (scheduled principal and prepayments) will be paid pro-rata between the Senior and Subordinate Certificates (subject to performance triggers). However, if the credit enhancement provided by the Subordinate Certificates has reached twice the initial subordination prior to the Distribution Date in October 2007 (subject to performance triggers), then the Subordinate Certificates will be entitled to only 50% of their pro-rata share of principal (scheduled principal and prepayments).

Any principal not allocated to the Subordinate Certificates will be allocated to the Senior Certificates.  In the event the current senior percentage for a group (aggregate principal balance of the related class of Class A Certificates, divided by the aggregate principal balance of the Mortgage Loans in that group) exceeds the initial senior percentage for such group (aggregate principal balance of the related Class of Class A Certificates as of the Closing Date, divided by the aggregate principal balance of the Mortgage Loans in that group as of the Cut-off Date), each class of Class A Certificates will receive all principal prepayments from the Mortgage Loans in that group regardless of any prepayment percentages as described above.

Allocation of

Realized Losses:

Any realized losses, on the Mortgage Loans will be allocated as follows: first, to the Subordinate Certificates in reverse order of their alpha-numerical Class designations, in each case until the respective class principal balance has been reduced to zero; thereafter, to the related Class A Certificates, pro rata, in reduction of their respective certificate principal balances.

Certificates’ Priority of

Distributions:

Available funds from the Mortgage Loans will be distributed in the following order of priority:

1)

To the Senior Certificates, accrued and unpaid interest at the related Certificate Interest Rate, from the related Mortgage Loans; provided that, to the extent of any Net WAC Shortfall amount for such Distribution Date with respect to each of the LIBOR Certificates, the amount of interest otherwise distributable to the related Class X Certificates shall be deposited in the Reserve Fund.

2)

Class A-R Certificates, principal allocable to such class.

3)

Concurrently to the Class A Certificates:

Class A-1 and Class A-2 Certificates, generally based on principal collected on the related Mortgage Loans, until their respective class principal amounts are reduced to zero.*

4)

Class B-1 Certificates, accrued and unpaid interest at the related Certificate Interest Rate.

5)

Class B-1 Certificates, principal allocable to such class.

6)

Class B-2 Certificates, accrued and unpaid interest at the related Certificate Interest Rate.

7)

Class B-2 Certificates, principal allocable to such class.

8)

Class A-1 and Class A-2 Certificates, the related Net WAC Shortfall amount, from the Reserve Fund.

9)

Class B-1 Certificates, the related Net WAC Shortfall Amount, from the Reserve Fund.

10)

Class B-2 Certificates, the related Net WAC Shortfall Amount, from the Reserve Fund.

11)

Class X Certificates, the excess amounts related to each Class X Certificate, from the Reserve Fund.

12)

Class B-3, Class B-4, Class B-5 and Class B-6 Certificates, in sequential order, accrued and unpaid interest at the related Certificate Interest Rate and the respective shares of principal allocable to such classes.

13)

Class A-R Certificate, any remaining amount.

* In certain limited circumstances described in the prospectus supplement, Senior Certificates may receive principal from an unrelated Mortgage Loan group, to the extent not received from the related Mortgage Loan group.

Discount Margin Table (To Call)

Prepayment Speed	10% CPR	15% CPR	20% CPR	25% CPR	30% CPR
	Discount Margin	Discount Margin	Discount Margin	Discount Margin	Discount Margin
A-1
Price 100.00000	34	34	34	34	34
WAL	7.50	5.24	3.91	3.03	2.44
Mod Dur	6.61	4.76	3.62	2.85	2.32
Principal Window	10/04-05/22	10/04-12/17	10/04-12/14	10/04-09/12	10/04-03/11
B-1
Price 100.00000	50	50	50	50	50
WAL	12.56	8.96	6.72	5.42	4.60
Mod Dur	10.72	7.95	6.12	5.02	4.30
Principal Window	05/11-05/22	02/09-12/17	12/07-12/14	03/07-09/12	10/06-03/11
B-2
Price 100.00000	90	90	90	90	90
WAL	12.56	8.96	6.72	5.42	4.60
Mod Dur	10.43	7.79	6.02	4.95	4.25
Principal Window	05/11-05/22	02/09-12/17	12/07-12/14	03/07-09/12	10/06-03/11

Discount Margin Table (To Maturity)

Prepayment Speed	10% CPR	15% CPR	20% CPR	25% CPR	30% CPR
	Discount Margin	Discount Margin	Discount Margin	Discount Margin	Discount Margin
A-1
Price 100.00000	35	36	36	37	37
WAL	7.88	5.62	4.25	3.33	2.69
Mod Dur	6.86	5.03	3.88	3.09	2.53
Principal Window	10/04-08/34	10/04-08/34	10/04-08/34	10/04-08/34	10/04-08/34
B-1
Price 100.00000	51	52	52	52	53
WAL	13.35	9.78	7.45	6.11	5.25
Mod Dur	11.22	8.52	6.66	5.56	4.84
Principal Window	05/11-08/34	02/09-08/34	12/07-08/34	03/07-08/34	10/06-08/34
B-2
Price 100.00000	92	93	93	94	95
WAL	13.35	9.78	7.45	6.11	5.25
Mod Dur	10.90	8.32	6.53	5.47	4.77
Principal Window	05/11-08/34	02/09-08/34	12/07-08/34	03/07-08/34	10/06-08/34

Group 1 Net WAC Cap Schedule for Class A-1

Subordinate Net WAC Cap Schedule for Class B-1 and Class B-2

Assumptions:
20% CPR Hard Cap: 11.50% To Call 1 Month LIBOR: 20% 6 Month LIBOR: 20%

The Group 1 Net WAC Cap and Subordinate Net WAC Cap are calculated using the above noted assumptions.

Distribution Period	Group 1 Net WAC Cap	Subordinate Net WAC Cap
1	2.88%	2.98%
2	9.14%	6.77%
3	9.14%	6.77%
4	9.14%	6.77%
5	9.26%	7.28%
6	11.18%	10.74%
7 and after	11.50%	11.50%

Sequoia Mortgage Trust 2004-9 Group 1 – Mortgage Loans As of the Statistical Cut-Off Date
BALANCE	$785,000,386
NUMBER OF LOANS	2,245

		Minimum	Maximum
AVG CURRENT BALANCE	$349,666	$28,195	$3,000,000
AVG ORIGINAL BALANCE	$349,770	$28,707	$3,000,000

WAVG LOAN RATE	3.367%	2.375%	5.875%
WAVG SERVICING FEE	0.376%	0.375%	1.000%
WAVG NET LOAN RATE	2.992%	2.000%	5.500%

WAVG GROSS MARGIN	1.701%	1.000%	3.875%
WAVG MAXIMUM LOAN RATE	12.025%	10.875%	14.250%

WAVG ORIGINAL LTV	70.29%	9.62%	100.00%
WAVG EFFECTIVE LTV(1)	69.60%	9.62%	97.96%

WAVG CREDIT SCORE	733	553	821

WAVG ORIGINAL TERM	338 months	300 months	360 months
WAVG REMAINING TERM	338 months	267 months	360 months
WAVG SEASONING	0 month	0 month	33 months

WAVG NEXT RATE RESET	4 months	1 month	6 months
WAVG RATE ADJ FREQ	4 months	1 month	6 months
WAVG FIRST RATE ADJ FREQ	4 months	1 month	6 months

WAVG IO ORIGINAL TERM (2)	116 months	60 months	120 months
WAVG IO REMAINING TERM (2)	115 months	43 months	120 months

TOP STATE CONCENTRATIONS($)	CA(27.55%),FL(11.63%),OH(4.98%),NY(4.24%),NJ(4.23%)
MAXIMUM ZIP CODE CONCENTRATION($)	94583(0.55%)

FIRST PAY DATE		12/01/01	11/1/04
RATE CHANGE DATE		09/01/04	04/01/05
MATURITY DATE		01/11/26	10/1/34

(1)

Effective LTV is defined as the following: original loan balance less amount of the pledge account divided by the less of the appraised values or sales price of the property.

(2)

Interest-Only Loans only.

Sequoia Mortgage Trust 2004-9

Group 2 – Mortgage Loans

INDEX	Number of Mortgage Loans	Principal Balance Outstanding as of the Statistical Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Statistical Cut-off Date
1 M LIBOR	859	$332,587,198.08	42.37%
6 M LIBOR	1,386	452,413,187.50	57.63
Total:	2,245	$785,000,385.58	100.00%
DELINQUENCY	Number of Mortgage Loans	Principal Balance Outstanding as of the Statistical Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Statistical Cut-off Date
Current	2,245	$785,000,385.58	100.00%
Total:	2,245	$785,000,385.58	100.00%

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of the	Outstanding as of the
CURRENT BALANCE ($)	Mortgage Loans	Statistical Cut-off Date	Statistical Cut-off Date
0.01 to 100,000.00	158	$12,629,259.74	1.61%
100,000.01 to 200,000.00	639	96,686,771.68	12.32
200,000.01 to 300,000.00	481	119,722,554.73	15.25
300,000.01 to 400,000.00	328	113,493,340.39	14.46
400,000.01 to 500,000.00	221	99,734,266.48	12.70
500,000.01 to 600,000.00	149	82,141,332.89	10.46
600,000.01 to 700,000.00	78	50,351,516.13	6.41
700,000.01 to 800,000.00	53	39,844,504.99	5.08
800,000.01 to 900,000.00	21	18,261,150.00	2.33
900,000.01 to 1,000,000.00	55	53,870,049.98	6.86
1,000,000.01 to 1,100,000.00	4	4,208,000.00	0.54
1,100,000.01 to 1,200,000.00	12	13,718,700.00	1.75
1,200,000.01 to 1,300,000.00	6	7,480,350.00	0.95
1,300,000.01 to 1,400,000.00	4	5,354,667.58	0.68
1,400,000.01 to 1,500,000.00	10	14,716,250.00	1.87
1,500,000.01 to 1,600,000.00	2	3,164,000.00	0.40
1,600,000.01 to 1,700,000.00	2	3,350,000.00	0.43
1,700,000.01 to 1,800,000.00	3	5,272,250.00	0.67
1,800,000.01 to 1,900,000.00	6	11,139,000.00	1.42
1,900,000.01 to 2,000,000.00	6	11,981,500.00	1.53
2,000,000.01 to 2,100,000.00	1	2,022,500.00	0.26
2,200,000.01 to 2,300,000.00	2	4,487,999.99	0.57
2,300,000.01 to 2,400,000.00	1	2,372,500.00	0.30
2,900,000.01 to 3,000,000.00	3	8,997,921.00	1.15
Total:	2,245	$785,000,385.58	100.00%

LOAN RATE (%)	Number of Mortgage Loans	Principal Balance Outstanding as of the Statistical Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Statistical Cut-off Date
2.251 to 2.500	7	$2,354,460.20	0.30%
2.501 to 2.750	90	35,713,550.43	4.55
2.751 to 3.000	429	167,037,046.65	21.28
3.001 to 3.250	365	134,314,710.35	17.11
3.251 to 3.500	669	215,612,878.91	27.47
3.501 to 3.750	409	133,101,085.32	16.96
3.751 to 4.000	214	76,902,486.64	9.80
4.001 to 4.250	52	18,244,974.99	2.32
4.251 to 4.500	1	96,900.00	0.01
4.501 to 4.750	1	85,260.09	0.01
4.751 to 5.000	2	359,512.00	0.05
5.001 to 5.250	1	263,650.00	0.03
5.251 to 5.500	4	797,780.00	0.10
5.751 to 6.000	1	116,090.00	0.01
Total:	2,245	$785,000,385.58	100.00%

GROSS MARGIN (%)	Number of Mortgage Loans	Principal Balance Outstanding as of the Statistical Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Statistical Cut-off Date
1.000	1	$420,750.00	0.05%
1.125	23	9,785,194.48	1.25
1.250	51	17,156,725.46	2.19
1.375	389	153,121,010.38	19.51
1.500	409	123,278,041.10	15.70
1.625	285	105,507,682.15	13.44
1.750	287	95,053,954.95	12.11
1.875	299	102,999,230.51	13.12
2.000	241	85,552,380.50	10.90
2.125	111	37,419,007.43	4.77
2.250	132	51,676,214.99	6.58
2.375	7	1,352,501.54	0.17
2.625	1	139,050.00	0.02
2.750	1	210,600.00	0.03
2.875	1	180,000.00	0.02
3.250	1	85,260.09	0.01
3.500	1	148,912.00	0.02
3.750	4	797,780.00	0.10
3.875	1	116,090.00	0.01
Total:	2,245	$785,000,385.58	100.00%

ORIGINAL TERM (Months)	Number of Mortgage Loans	Principal Balance Outstanding as of the Statistical Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Statistical Cut-off Date
300	725	$284,784,273.80	36.28%
360	1,520	500,216,111.78	63.72
Total:	2,245	$785,000,385.58	100.00%

REMAINING TERM (Months)	Number of Mortgage Loans	Principal Balance Outstanding as of the Statistical Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Statistical Cut-off Date
265 to 270	1	$2,997,921.00	0.38%
289 to 294	1	408,077.25	0.05
295 to 300	723	281,378,275.55	35.84
343 to 348	6	2,871,599.98	0.37
349 to 354	21	10,961,383.54	1.40
355 to 360	1,493	486,383,128.26	61.96
Total:	2,245	$785,000,385.58	100.00%

IO REMAINING TERM (Months)(1)	Number of Mortgage Loans	Principal Balance Outstanding as of the Statistical Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Statistical Cut-off Date
43 to 48	5	$2,384,099.98	0.30%
49 to 54	16	7,838,250.00	1.00
55 to 60	130	43,352,182.10	5.53
85 to 90	1	2,997,921.00	0.38
103 to 108	1	487,500.00	0.06
109 to 114	6	3,531,210.79	0.45
115 to 120	2,083	723,494,124.38	92.27
Total:	2,242	$784,085,288.25	100.00%
(1) Interest-Only Loans only.

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of the	Outstanding as of the
PREPAY TERM (Months)	Mortgage Loans	Statistical Cut-off Date	Statistical Cut-off Date
0	1,610	$604,304,621.10	76.98%
36	635	180,695,764.48	23.02
Total:	2,245	$785,000,385.58	100.00%

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of the	Outstanding as of the
RATE CHANGE DATE	Mortgage Loans	Statistical Cut-off Date	Statistical Cut-off Date
2004-09	429	$166,405,937.14	21.20%
2004-10	447	171,604,543.04	21.86
2004-11	12	7,967,121.00	1.01
2004-12	29	11,264,124.96	1.43
2005-01	108	36,619,122.13	4.66
2005-02	627	190,842,246.91	24.31
2005-03	592	200,052,290.40	25.48
2005-04	1	245,000.00	0.03
Total:	2,245	$785,000,385.58	100.00%

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of the	Outstanding as of the
ORIGINAL LTV (%)	Mortgage Loans	Statistical Cut-off Date	Statistical Cut-off Date
0.01 to 10.00	1	$50,000.00	0.01%
10.01 to 20.00	8	5,123,865.67	0.65
20.01 to 30.00	32	7,335,000.00	0.93
30.01 to 40.00	54	18,333,500.00	2.34
40.01 to 50.00	98	38,245,599.26	4.87
50.01 to 60.00	201	92,647,967.47	11.80
60.01 to 70.00	417	163,027,661.01	20.77
70.01 to 75.00	316	119,278,873.74	15.19
75.01 to 80.00	1,001	307,577,314.97	39.18
80.01 to 85.00	16	3,531,261.54	0.45
85.01 to 90.00	33	6,852,921.92	0.87
90.01 to 95.00	29	5,964,865.00	0.76
95.01 to 100.00	39	17,031,555.00	2.17
Total:	2,245	$785,000,385.58	100.00%

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of the	Outstanding as of the
EFFECTIVE LTV (1) (%)	Mortgage Loans	Statistical Cut-off Date	Statistical Cut-off Date
0.01 to 10.00	1	$50,000.00	0.01%
10.01 to 20.00	8	5,123,865.67	0.65
20.01 to 30.00	33	7,515,000.00	0.96
30.01 to 40.00	54	18,333,500.00	2.34
40.01 to 50.00	100	38,973,199.26	4.96
50.01 to 60.00	207	93,882,467.47	11.96
60.01 to 70.00	449	178,338,716.01	22.72
70.01 to 75.00	316	119,278,873.74	15.19
75.01 to 80.00	1,000	307,468,314.97	39.17
80.01 to 85.00	15	3,305,661.54	0.42
85.01 to 90.00	33	6,852,921.92	0.87
90.01 to 95.00	28	5,637,865.00	0.72
95.01 to 100.00	1	240,000.00	0.03
Total:	2,245	$785,000,385.58	100.00%
(1) Effective LTV is defined as the following: loan balance less amount of the pledge account divided by the less of the appraised values or sales price of the property.

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of the	Outstanding as of the
CREDIT SCORE	Mortgage Loans	Statistical Cut-off Date	Statistical Cut-off Date
540 to 559	1	$327,000.00	0.04%
560 to 579	1	225,600.00	0.03
600 to 619	9	4,392,000.00	0.56
620 to 639	21	9,241,225.00	1.18
640 to 659	52	14,786,037.34	1.88
660 to 679	194	62,300,611.61	7.94
680 to 699	287	98,845,429.13	12.59
700 to 719	314	108,143,503.04	13.78
720 to 739	300	108,809,718.52	13.86
740 to 759	338	118,849,084.11	15.14
760 to 779	395	142,740,638.54	18.18
780 to 799	263	94,203,575.65	12.00
800 to 819	69	21,915,962.64	2.79
820 to 839	1	220,000.00	0.03
Total:	2,245	$785,000,385.58	100.00%

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of the	Outstanding as of the
AMORTIZATION	Mortgage Loans	Statistical Cut-off Date	Statistical Cut-off Date
Interest Only	2,242	$784,085,288.25	99.88%
Fully Amortizing	3	915,097.33	0.12
Total:	2,245	$785,000,385.58	100.00%

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of the	Outstanding as of the
DOCUMENTATION	Mortgage Loans	Statistical Cut-off Date	Statistical Cut-off Date
Full	1,187	$369,792,618.95	47.11%
Asset, No Income	396	160,938,929.32	20.50
Alternative	326	133,419,237.60	17.00
Lite Doc	224	67,566,831.87	8.61
Limited	97	49,693,967.84	6.33
No Ratio	15	3,588,800.00	0.46
Total:	2,245	$785,000,385.58	100.00%

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of the	Outstanding as of the
OCCUPANCY	Mortgage Loans	Statistical Cut-off Date	Statistical Cut-off Date
Primary	1,914	$677,441,742.23	86.30%
Second Home	249	92,756,765.26	11.82
Investment	82	14,801,878.09	1.89
Total:	2,245	$785,000,385.58	100.00%

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of the	Outstanding as of the
PROPERTY TYPE	Mortgage Loans	Statistical Cut-off Date	Statistical Cut-off Date
Single Family Residence	1,349	$472,340,752.16	60.17%
PUD	614	219,688,345.08	27.99
Condo	239	77,926,896.34	9.93
2-4 Family	31	9,455,795.00	1.20
Co-op	10	4,995,250.00	0.64
Townhouse	2	593,347.00	0.08
Total:	2,245	$785,000,385.58	100.00%

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of the	Outstanding as of the
PURPOSE	Mortgage Loans	Statistical Cut-off Date	Statistical Cut-off Date
Purchase	946	$367,578,944.78	46.83%
Cash Out Refinance	644	225,309,173.79	28.70
Rate/Term Refinance	655	192,112,267.01	24.47
Total:	2,245	$785,000,385.58	100.00%

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of the	Outstanding as of the
STATES	Mortgage Loans	Statistical Cut-off Date	Statistical Cut-off Date
Alabama	6	$877,422.33	0.11%
Alaska	3	414,000.00	0.05
Arizona	115	30,586,107.30	3.90
Arkansas	3	510,700.00	0.07
California	432	216,275,138.91	27.55
Colorado	100	29,319,968.43	3.74
Connecticut	16	11,813,888.00	1.50
Delaware	4	2,053,000.00	0.26
District of Columbia	8	3,991,000.00	0.51
Florida	251	91,289,727.41	11.63
Georgia	111	29,567,714.22	3.77
Hawaii	3	1,232,000.00	0.16
Idaho	5	685,100.00	0.09
Illinois	75	26,132,709.00	3.33
Indiana	11	2,093,150.00	0.27
Kansas	17	4,279,529.65	0.55
Kentucky	6	1,158,800.00	0.15
Louisiana	2	402,400.00	0.05
Maine	7	1,818,100.00	0.23
Maryland	58	22,422,600.00	2.86
Massachusetts	43	20,137,679.97	2.57
Michigan	48	10,954,542.44	1.40
Minnesota	39	13,348,612.65	1.70
Mississippi	5	547,100.00	0.07
Missouri	14	4,585,438.00	0.58
Montana	5	1,043,000.00	0.13
Nevada	54	16,864,709.60	2.15
New Hampshire	8	1,711,220.00	0.22
New Jersey	77	33,234,900.00	4.23
New Mexico	5	1,321,230.00	0.17
New York	57	33,277,466.15	4.24
North Carolina	58	15,069,871.35	1.92
Ohio	225	39,084,861.73	4.98
Oklahoma	5	908,600.00	0.12
Oregon	22	7,241,300.00	0.92
Pennsylvania	38	10,721,384.60	1.37
Rhode Island	2	2,860,000.00	0.36
South Carolina	28	8,657,500.00	1.10
South Dakota	2	286,000.00	0.04
Tennessee	19	4,353,700.00	0.55
Texas	80	22,665,015.37	2.89
Utah	25	7,146,200.00	0.91
Virginia	77	27,344,954.56	3.48
Washington	65	22,479,431.91	2.86
West Virginia	3	433,800.00	0.06
Wisconsin	6	1,423,812.00	0.18
Wyoming	2	375,000.00	0.05
Total:	2,245	$785,000,385.58	100.00%

Sequoia Mortgage Trust 2004-9 Group 2 – Mortgage Loans As of the Statistical Cut-Off Date
TOTAL CURRENT BALANCE	$474,727,501
NUMBER OF LOANS	1,320

		Minimum	Maximum
AVG CURRENT BALANCE	$359,642	$48,900	$3,000,000
AVG ORIGINAL BALANCE	$359,816	$48,900	$3,000,000

WAVG LOAN RATE	3.263%	2.375%	5.875%
WAVG SERVICING FEE	0.375%	0.375%	0.750%
WAVG NET LOAN RATE	2.887%	2.000%	5.500%

WAVG GROSS MARGIN	1.658%	1.125%	3.875%
WAVG MAXIMUM LOAN RATE	12.035%	10.875%	14.250%

WAVG ORIGINAL LTV	70.05%	9.62%	100.00%
WAVG EFFECTIVE LTV(1)	69.08%	9.62%	97.96%

WAVG CREDIT SCORE	734	571	817

WAVG ORIGINAL TERM	338 months	300 months	360 months
WAVG REMAINING TERM	337 months	299 months	360 months
WAVG SEASONING	0 month	0 month	11 months

WAVG NEXT RATE RESET	2 months	1 month	6 months
WAVG RATE ADJ FREQ	2 months	1 months	6 months
WAVG FIRST RATE ADJ FREQ	2 months	1 months	6 months

WAVG IO ORIGINAL TERM (2)	116 months	60 months	120 months
WAVG IO REMAINING TERM (2)	116 months	49 months	120 months

TOP STATE CONCENTRATIONS($)	CA(26.61%),FL(10.35%),NJ(5.56%),CO(5.23%),OH(4.47%)
MAXIMUM ZIP CODE CONCENTRATION($)	90265(0.63%)

FIRST PAY DATE		10/01/03	10/01/04
RATE CHANGE DATE		09/01/04	03/01/05
MATURITY DATE		07/01/29	09/01/34

(2)

Effective LTV is defined as the following: original loan balance less amount of the pledge account divided by the less of the appraised values or sales price of the property.

(3)

Interest-Only Loans only.

INDEX	Number of Mortgage Loans	Principal Balance Outstanding as of the Statistical Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Statistical Cut-off Date
1 M LIBOR	859	$332,587,198.08	70.06%
6 M LIBOR	461	142,140,303.19	29.94
Total:	1,320	$474,727,501.27	100.00%

DELINQUENCY	Number of Mortgage Loans	Principal Balance Outstanding as of the Statistical Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Statistical Cut-off Date
Current	1,320	$474,727,501.27	100.00%
Total:	1,320	$474,727,501.27	100.00%

CURRENT BALANCE ($)	Number of Mortgage Loans	Principal Balance Outstanding as of the Statistical Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Statistical Cut-off Date
0.01 - 100,000.00	85	$6,923,990.07	1.46%
100,000.01 - 200,000.00	350	52,190,880.01	10.99
200,000.01 - 300,000.00	304	75,734,436.75	15.95
300,000.01 - 400,000.00	189	65,157,287.40	13.73
400,000.01 - 500,000.00	132	59,361,455.06	12.50
500,000.01 - 600,000.00	94	52,136,893.29	10.98
600,000.01 - 700,000.00	47	30,378,566.13	6.40
700,000.01 - 800,000.00	33	24,892,924.99	5.24
800,000.01 - 900,000.00	16	14,015,050.00	2.95
900,000.01 - 1,000,000.00	30	29,263,750.00	6.16
1,000,000.01 - 1,100,000.00	1	1,020,000.00	0.21
1,100,000.01 - 1,200,000.00	6	6,893,750.00	1.45
1,200,000.01 - 1,300,000.00	4	4,978,350.00	1.05
1,300,000.01 - 1,400,000.00	3	3,974,667.58	0.84
1,400,000.01 - 1,500,000.00	6	8,808,250.00	1.86
1,500,000.01 - 1,600,000.00	2	3,164,000.00	0.67
1,600,000.01 - 1,700,000.00	2	3,350,000.00	0.71
1,700,000.01 - 1,800,000.00	2	3,571,250.00	0.75
1,800,000.01 - 1,900,000.00	5	9,305,000.00	1.96
1,900,000.01 - 2,000,000.00	6	11,981,500.00	2.52
2,200,000.01 - 2,300,000.00	1	2,252,999.99	0.47
2,300,000.01 - 2,400,000.00	1	2,372,500.00	0.50
2,900,000.01 - 3,000,000.00	1	3,000,000.00	0.63
Total:	1,320	$474,727,501.27	100.00%

LOAN RATE (%)	Number of Mortgage Loans	Principal Balance Outstanding as of the Statistical Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Statistical Cut-off Date
2.251 to 2.500	7	$2,354,460.20	0.50%
2.501 to 2.750	77	29,943,729.44	6.31
2.751 to 3.000	376	152,222,020.31	32.07
3.001 to 3.250	249	93,846,518.93	19.77
3.251 to 3.500	317	103,441,573.67	21.79
3.501 to 3.750	176	57,079,556.99	12.02
3.751 to 4.000	71	21,560,674.64	4.54
4.001 to 4.250	37	12,559,775.00	2.65
4.251 to 4.500	1	96,900.00	0.02
4.501 to 4.750	1	85,260.09	0.02
4.751 to 5.000	2	359,512.00	0.08
5.001 to 5.250	1	263,650.00	0.06
5.251 to 5.500	4	797,780.00	0.17
5.751 to 6.000	1	116,090.00	0.02
Total:	1,320	$474,727,501.27	100.00%

GROSS MARGIN (%)	Number of Mortgage Loans	Principal Balance Outstanding as of the Statistical Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Statistical Cut-off Date
1.125	23	$9,785,194.48	2.06%
1.250	32	13,255,325.46	2.79
1.375	341	136,317,767.47	28.71
1.500	187	58,806,558.91	12.39
1.625	156	59,977,483.16	12.63
1.750	148	53,775,034.29	11.33
1.875	145	47,057,151.67	9.91
2.000	123	42,132,031.87	8.87
2.125	69	22,481,935.33	4.74
2.250	79	28,108,825.00	5.92
2.375	7	1,352,501.54	0.28
2.625	1	139,050.00	0.03
2.750	1	210,600.00	0.04
2.875	1	180,000.00	0.04
3.250	1	85,260.09	0.02
3.500	1	148,912.00	0.03
3.750	4	797,780.00	0.17
3.875	1	116,090.00	0.02
Total:	1,320	$474,727,501.27	100.00%

ORIGINAL TERM (Months)	Number of Mortgage Loans	Principal Balance Outstanding as of the Statistical Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Statistical Cut-off Date
300	448	$176,985,092.94	37.28%
360	872	297,742,408.33	62.72
Total:	1,320	$474,727,501.27	100.00%

REMAINING TERM (Months)	Number of Mortgage Loans	Principal Balance Outstanding as of the Statistical Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Statistical Cut-off Date
295 - 300	448	$176,985,092.94	37.28%
349 - 354	10	5,661,833.54	1.19
355 - 360	862	292,080,574.79	61.53
Total:	1,320	$474,727,501.27	100.00%

IO REMAINING TERM (Months) (1)	Number of Mortgage Loans	Principal Balance Outstanding as of the Statistical Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Statistical Cut-off Date
49 to 54	6	$2,876,200.00	0.61%
55 to 60	67	24,025,800.00	5.07
109 to 114	4	2,785,633.54	0.59
115 to 120	1,240	444,124,770.40	93.73
Total:	1,317	$473,812,403.94	100.00%

PREPAY TERM (Months)	Number of Mortgage Loans	Principal Balance Outstanding as of the Statistical Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Statistical Cut-off Date
0	986	$372,030,938.52	78.37%
36	334	102,696,562.75	21.63
Total:	1,320	$474,727,501.27	100.00%

RATE CHANGE DATE	Number of Mortgage Loans	Principal Balance Outstanding as of the Statistical Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Statistical Cut-off Date
2004 - 09	424	$165,324,355.04	34.83%
2004 - 10	440	168,875,043.04	35.57
2004 - 11	2	2,055,000.00	0.43
2004 - 12	5	1,357,373.00	0.29
2005 - 01	46	13,949,501.06	2.94
2005 - 02	193	56,677,009.73	11.94
2005 - 03	210	66,489,219.40	14.01
Total:	1,320	$474,727,501.27	100.00%

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of the	Outstanding as of the
ORIGINAL LTV (%)	Mortgage Loans	Statistical Cut-off Date	Statistical Cut-off Date
00.01 to 10.00	1	$50,000.00	0.01%
10.01 to 20.00	1	100,000.00	0.02
20.01 to 30.00	22	5,617,700.00	1.18
30.01 to 40.00	35	13,617,500.00	2.87
40.01 to 50.00	61	28,151,099.26	5.93
50.01 to 60.00	116	56,841,045.91	11.97
60.01 to 70.00	263	99,830,701.37	21.03
70.01 to 75.00	170	67,718,391.66	14.26
75.01 to 80.00	578	180,314,238.61	37.98
80.01 to 85.00	10	1,910,706.54	0.40
85.01 to 90.00	17	3,167,279.92	0.67
90.01 to 95.00	16	2,872,583.00	0.61
95.01 to 100.00	30	14,536,255.00	3.06
Total:	1,320	$474,727,501.27	100.00%

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of the	Outstanding as of the
EFFECTIVE LTV (1) (%)	Mortgage Loans	Statistical Cut-off Date	Statistical Cut-off Date
0.01 - 10.00	1	$50,000.00	0.01%
10.01 - 20.00	1	100,000.00	0.02
20.01 - 30.00	23	5,797,700.00	1.22
30.01 - 40.00	35	13,617,500.00	2.87
40.01 - 50.00	63	28,878,699.26	6.08
50.01 - 60.00	122	58,075,545.91	12.23
60.01 - 70.00	285	112,319,456.37	23.66
70.01 - 75.00	170	67,718,391.66	14.26
75.01 - 80.00	577	180,205,238.61	37.96
80.01 - 85.00	9	1,685,106.54	0.35
85.01 - 90.00	17	3,167,279.92	0.67
90.01 - 95.00	16	2,872,583.00	0.61
95.01 - 100.00	1	240,000.00	0.05
Total:	1,320	$474,727,501.27	100.00%
(1) Effective LTV is defined as the following: loan balance less amount of the pledge account divided by the less of the appraised values or sales price of the property.
			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of the	Outstanding as of the
CREDIT SCORE	Mortgage Loans	Statistical Cut-off Date	Statistical Cut-off Date
560 to 579	1	$225,600.00	0.05%
600 to 619	7	3,342,000.00	0.70
620 to 639	17	8,283,125.00	1.74
640 to 659	27	8,677,160.09	1.83
660 to 679	106	33,889,364.53	7.14
680 to 699	152	52,821,875.13	11.13
700 to 719	183	64,770,234.56	13.64
720 to 739	174	69,790,178.52	14.70
740 to 759	211	75,590,924.11	15.92
760 to 779	244	87,244,423.96	18.38
780 to 799	159	59,094,162.40	12.45
800 to 819	39	10,998,452.97	2.32
Total:	1,320	$474,727,501.27	100.00%

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of the	Outstanding as of the
AMORTIZATION	Mortgage Loans	Statistical Cut-off Date	Statistical Cut-off Date
Interest Only	1,317	$473,812,403.94	99.81%
Fully Amortizing	3	915,097.33	0.19
Total:	1,320	$474,727,501.27	100.00%

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of the	Outstanding as of the
DOCUMENTATION	Mortgage Loans	Statistical Cut-off Date	Statistical Cut-off Date
Full	658	$211,229,611.21	44.49%
Alternative	230	102,471,291.00	21.59
Asset, No Income	226	92,595,279.35	19.50
Lite Doc	153	44,446,931.87	9.36
Limited	46	21,964,087.84	4.63
No Ratio	7	2,020,300.00	0.43
Total:	1,320	$474,727,501.27	100.00%

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of the	Outstanding as of the
OCCUPANCY	Mortgage Loans	Statistical Cut-off Date	Statistical Cut-off Date
Primary	1,099	$399,228,531.92	84.10%
Second Home	162	64,902,701.26	13.67
Investment	59	10,596,268.09	2.23
Total:	1,320	$474,727,501.27	100.00%

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of the	Outstanding as of the
PROPERTY TYPE	Mortgage Loans	Statistical Cut-off Date	Statistical Cut-off Date
Single Family Residence	787	$290,416,666.77	61.18%
PUD	363	130,767,416.10	27.55
Condo	147	46,061,968.40	9.70
2-4 Family	17	5,497,650.00	1.16
Co-op	5	1,837,000.00	0.39
Townhouse	1	146,800.00	0.03
Total:	1,320	$474,727,501.27	100.00%

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of the	Outstanding as of the
PURPOSE	Mortgage Loans	Statistical Cut-off Date	Statistical Cut-off Date
Purchase	577	$220,745,485.87	46.50%
Cash Out Refinance	375	139,632,226.89	29.41
Rate/Term Refinance	368	114,349,788.51	24.09
Total:	1,320	$474,727,501.27	100.00%

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of the	Outstanding as of the
STATES	Mortgage Loans	Statistical Cut-off Date	Statistical Cut-off Date
Alabama	4	$699,822.33	0.15%
Alaska	2	234,000.00	0.05
Arizona	67	18,762,747.30	3.95
Arkansas	2	450,000.00	0.09
California	244	126,315,125.18	26.61
Colorado	79	24,829,668.43	5.23
Connecticut	9	5,697,200.00	1.20
Delaware	1	350,000.00	0.07
District of Columbia	8	3,991,000.00	0.84
Florida	136	49,136,971.41	10.35
Georgia	57	15,236,058.88	3.21
Hawaii	1	234,000.00	0.05
Idaho	3	406,100.00	0.09
Illinois	47	15,012,959.00	3.16
Indiana	8	1,532,750.00	0.32
Kansas	7	2,260,629.65	0.48
Kentucky	2	474,400.00	0.10
Louisiana	1	280,000.00	0.06
Maine	4	1,136,500.00	0.24
Maryland	32	14,620,850.00	3.08
Massachusetts	30	15,161,179.97	3.19
Michigan	35	7,515,122.44	1.58
Minnesota	21	7,384,719.41	1.56
Mississippi	4	393,200.00	0.08
Missouri	8	3,394,538.00	0.72
Montana	3	395,000.00	0.08
Nevada	31	9,378,967.60	1.98
New Hampshire	6	1,063,620.00	0.22
New Jersey	55	26,371,800.00	5.56
New Mexico	3	951,400.00	0.20
New York	37	19,945,216.15	4.20
North Carolina	37	9,949,011.35	2.10
Ohio	119	21,227,849.99	4.47
Oklahoma	3	266,600.00	0.06
Oregon	13	3,384,200.00	0.71
Pennsylvania	24	6,865,225.00	1.45
Rhode Island	2	2,860,000.00	0.60
South Carolina	20	6,541,700.00	1.38
South Dakota	1	116,000.00	0.02
Tennessee	10	2,061,300.00	0.43
Texas	38	8,852,090.70	1.86
Utah	12	3,286,000.00	0.69
Virginia	43	17,303,884.57	3.65
Washington	43	16,521,281.91	3.48
West Virginia	2	273,000.00	0.06
Wisconsin	5	1,303,812.00	0.27
Wyoming	1	300,000.00	0.06
Total:	1,320	$474,727,501.27	100.00%

Sequoia Mortgage Trust 2004-9 Group 2 – Mortgage Loans As of the Statistical Cut-Off Date
TOTAL CURRENT BALANCE	$310,272,884
NUMBER OF LOANS	925

		Minimum	Maximum
AVG CURRENT BALANCE	$335,430	$28,195	$3,000,000
AVG ORIGINAL BALANCE	$335,435	$28,707	$3,000,000

WAVG LOAN RATE	3.527%	2.625%	4.250%
WAVG SERVICING FEE	0.376%	0.375%	1.000%
WAVG NET LOAN RATE	3.151%	2.250%	3.875%

WAVG GROSS MARGIN	1.766%	1.000%	2.250%
WAVG MAXIMUM LOAN RATE	12.009%	12.000%	12.500%

WAVG ORIGINAL LTV	70.67%	11.48%	100.00%
WAVG EFFECTIVE LTV(1)	70.40%	11.48%	95.00%

WAVG CREDIT SCORE	733	553	821

WAVG ORIGINAL TERM	339 months	300 months	360 months
WAVG REMAINING TERM	338 months	267 months	360 months
WAVG SEASONING	1 month	0 month	33 months

WAVG NEXT RATE RESET	6 months	1 month	6 months
WAVG RATE ADJ FREQ	6 months	6 months	6 months
WAVG FIRST RATE ADJ FREQ	6 months	6 months	6 months

WAVG IO ORIGINAL TERM (2)	115 months	60 months	120 months
WAVG IO REMAINING TERM (2)	114 months	43 months	120 months

TOP STATE CONCENTRATIONS($)	CA(28.99%),FL(13.59%),OH(5.76%),GA(4.62%)
MAXIMUM ZIP CODE CONCENTRATION($)	94583(1.13%)

FIRST PAY DATE		12/01/01	11/01/04
RATE CHANGE DATE		09/01/04	04/01/05
MATURITY DATE		11/01/26	10/01/34

(1)

Effective LTV is defined as the following: original loan balance less amount of the pledge account divided by the less of the appraised values or sales price of the property.

(2)

Interest-Only Loans only.

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of the	Outstanding as of the
INDEX	Mortgage Loans	Statistical Cut-off Date	Statistical Cut-off Date
6 M LIBOR	925	$310,272,884.31	100.00%
Total:	925	$310,272,884.31	100.00%

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of the	Outstanding as of the
DELINQUENCY	Mortgage Loans	Statistical Cut-off Date	Statistical Cut-off Date
Current	925	$310,272,884.31	100.00%
Total:	925	$310,272,884.31	100.00%

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of the	Outstanding as of the
CURRENT BALANCE ($)	Mortgage Loans	Statistical Cut-off Date	Statistical Cut-off Date
0.01 to 100,000.00	73	$5,705,269.67	1.84%
100,000.01 to 200,000.00	289	44,495,891.67	14.34
200,000.01 to 300,000.00	177	43,988,117.98	14.18
300,000.01 to 400,000.00	139	48,336,052.99	15.58
400,000.01 to 500,000.00	89	40,372,811.42	13.01
500,000.01 to 600,000.00	55	30,004,439.60	9.67
600,000.01 to 700,000.00	31	19,972,950.00	6.44
700,000.01 to 800,000.00	20	14,951,580.00	4.82
800,000.01 to 900,000.00	5	4,246,100.00	1.37
900,000.01 to 1,000,000.00	25	24,606,299.98	7.93
1,000,000.01 to 1,100,000.00	3	3,188,000.00	1.03
1,100,000.01 to 1,200,000.00	6	6,824,950.00	2.20
1,200,000.01 to 1,300,000.00	2	2,502,000.00	0.81
1,300,000.01 to 1,400,000.00	1	1,380,000.00	0.44
1,400,000.01 to 1,500,000.00	4	5,908,000.00	1.90
1,700,000.01 to 1,800,000.00	1	1,701,000.00	0.55
1,800,000.01 to 1,900,000.00	1	1,834,000.00	0.59
2,000,000.01 to 2,100,000.00	1	2,022,500.00	0.65
2,200,000.01 to 2,300,000.00	1	2,235,000.00	0.72
2,900,000.01 to 3,000,000.00	2	5,997,921.00	1.93
Total:	925	$310,272,884.31	100.00%

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of the	Outstanding as of the
LOAN RATE (%)	Mortgage Loans	Statistical Cut-off Date	Statistical Cut-off Date
2.501 - 2.750	13	$5,769,820.99	1.86%
2.751 - 3.000	53	14,815,026.34	4.77
3.001 - 3.250	116	40,468,191.42	13.04
3.251 - 3.500	352	112,171,305.24	36.15
3.501 - 3.750	233	76,021,528.33	24.50
3.751 - 4.000	143	55,341,812.00	17.84
4.001 - 4.250	15	5,685,199.99	1.83
Total:	925	$310,272,884.31	100.00%

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of the	Outstanding as of the
GROSS MARGIN (%)	Mortgage Loans	Statistical Cut-off Date	Statistical Cut-off Date
1.000	1	$420,750.00	0.14%
1.250	19	3,901,400.00	1.26
1.375	48	16,803,242.91	5.42
1.500	222	64,471,482.19	20.78
1.625	129	45,530,198.99	14.67
1.750	139	41,278,920.66	13.30
1.875	154	55,942,078.84	18.03
2.000	118	43,420,348.63	13.99
2.125	42	14,937,072.10	4.81
2.250	53	23,567,389.99	7.60
Total:	925	$310,272,884.31	100.00%

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of the	Outstanding as of the
ORIGINAL TERM (Months)	Mortgage Loans	Statistical Cut-off Date	Statistical Cut-off Date
300	277	$107,799,180.86	34.74%
360	648	202,473,703.45	65.26
Total:	925	$310,272,884.31	100.00%

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of the	Outstanding as of the
REMAINING TERM (Months)	Mortgage Loans	Statistical Cut-off Date	Statistical Cut-off Date
265 - 270	1	$2,997,921.00	0.97%
289 - 294	1	408,077.25	0.13
295 - 300	275	104,393,182.61	33.65
343 - 348	6	2,871,599.98	0.93
349 - 354	11	5,299,550.00	1.71
355 - 360	631	194,302,553.47	62.62
Total:	925	$310,272,884.31	100.00%

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of the	Outstanding as of the
IO REMAINING TERM (Months) (1)	Mortgage Loans	Statistical Cut-off Date	Statistical Cut-off Date
43 - 48	5	$2,384,099.98	0.77%
49 - 54	10	4,962,050.00	1.60
55 - 60	63	19,326,382.10	6.23
85 - 90	1	2,997,921.00	0.97
103 - 108	1	487,500.00	0.16
109 - 114	2	745,577.25	0.24
115 - 120	843	279,369,353.98	90.04
Total:	925	$310,272,884.31	100.00%
(1) Interest-Only Loans only.

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of the	Outstanding as of the
PREPAY TERM (Months)	Mortgage Loans	Statistical Cut-off Date	Statistical Cut-off Date
0	624	$232,273,682.58	74.86%
36	301	77,999,201.73	25.14
Total:	925	$310,272,884.31	100.00%

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of the	Outstanding as of the
RATE CHANGE DATE	Mortgage Loans	Statistical Cut-off Date	Statistical Cut-off Date
2004-09	5	$1,081,582.10	0.35%
2004-10	7	2,729,500.00	0.88
2004-11	10	5,912,121.00	1.91
2004-12	24	9,906,751.96	3.19
2005-01	62	22,669,621.07	7.31
2005-02	434	134,165,237.18	43.24
2005-03	382	133,563,071.00	43.05
2005-04	1	245,000.00	0.08
Total:	925	$310,272,884.31	100.00%

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of the	Outstanding as of the
ORIGINAL LTV (%)	Mortgage Loans	Statistical Cut-off Date	Statistical Cut-off Date
10.01 - 20.00	7	$5,023,865.67	1.62%
20.01 - 30.00	10	1,717,300.00	0.55
30.01 - 40.00	19	4,716,000.00	1.52
40.01 - 50.00	37	10,094,500.00	3.25
50.01 - 60.00	85	35,806,921.56	11.54
60.01 - 70.00	154	63,196,959.64	20.37
70.01 - 75.00	146	51,560,482.08	16.62
75.01 - 80.00	423	127,263,076.36	41.02
80.01 - 85.00	6	1,620,555.00	0.52
85.01 - 90.00	16	3,685,642.00	1.19
90.01 - 95.00	13	3,092,282.00	1.00
95.01 - 100.00	9	2,495,300.00	0.80
Total:	925	$310,272,884.31	100.00%

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of the	Outstanding as of the
EFFECTIVE LTV (1) (%)	Mortgage Loans	Statistical Cut-off Date	Statistical Cut-off Date
10.01 - 20.00	7	$5,023,865.67	1.62%
20.01 - 30.00	10	1,717,300.00	0.55
30.01 - 40.00	19	4,716,000.00	1.52
40.01 - 50.00	37	10,094,500.00	3.25
50.01 - 60.00	85	35,806,921.56	11.54
60.01 - 70.00	164	66,019,259.64	21.28
70.01 - 75.00	146	51,560,482.08	16.62
75.01 - 80.00	423	127,263,076.36	41.02
80.01 - 85.00	6	1,620,555.00	0.52
85.01 - 90.00	16	3,685,642.00	1.19
90.01 - 95.00	12	2,765,282.00	0.89
Total:	925	$310,272,884.31	100.00%

(1) Effective LTV is defined as the following: loan balance less amount of the pledge account divided by the less of the appraised values or sales price of the property.

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of the	Outstanding as of the
CREDIT SCORE	Mortgage Loans	Statistical Cut-off Date	Statistical Cut-off Date
540 to 559	1	$327,000.00	0.11%
600 to 619	2	1,050,000.00	0.34
620 to 639	4	958,100.00	0.31
640 to 659	25	6,108,877.25	1.97
660 to 679	88	28,411,247.08	9.16
680 to 699	135	46,023,554.00	14.83
700 to 719	131	43,373,268.48	13.98
720 to 739	126	39,019,540.00	12.58
740 to 759	127	43,258,160.00	13.94
760 to 779	151	55,496,214.58	17.89
780 to 799	104	35,109,413.25	11.32
800 to 819	30	10,917,509.67	3.52
820 to 839	1	220,000.00	0.07
Total:	925	$310,272,884.31	100.00%

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of the	Outstanding as of the
AMORTIZATION	Mortgage Loans	Statistical Cut-off Date	Statistical Cut-off Date
Interest Only	925	$310,272,884.31	100.00%
Total:	925	$310,272,884.31	100.00%

			% of Aggregate
		Principal Balance	Principal Balance
	Number of	Outstanding as of the	Outstanding as of the
DOCUMENTATION	Mortgage Loans	Statistical Cut-off Date	Statistical Cut-off Date
Full	529	$158,563,007.74	51.10%
Asset, No Income	170	68,343,649.97	22.03
Alternative	96	30,947,946.60	9.97
Limited	51	27,729,880.00	8.94
Lite Doc	71	23,119,900.00	7.45
No Ratio	8	1,568,500.00	0.51
Total:	925	$310,272,884.31	100.00%

OCCUPANCY	Number of Mortgage Loans	Principal Balance Outstanding as of the Statistical Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Statistical Cut-off Date
Primary	815	$278,213,210.31	89.67%
Second Home	87	27,854,064.00	8.98
Investment	23	4,205,610.00	1.36
Total:	925	$310,272,884.31	100.00%

PROPERTY TYPE	Number of Mortgage Loans	Principal Balance Outstanding as of the Statistical Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Statistical Cut-off Date
Single Family Residence	562	$181,924,085.39	58.63%
PUD	251	88,920,928.98	28.66
Condo	92	31,864,927.94	10.27
2-4 Family	14	3,958,145.00	1.28
Co-op	5	3,158,250.00	1.02
Townhouse	1	446,547.00	0.14
Total:	925	$310,272,884.31	100.00%

PURPOSE	Number of Mortgage Loans	Principal Balance Outstanding as of the Statistical Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Statistical Cut-off Date
Purchase	369	$146,833,458.91	47.32%
Cash Out Refinance	269	85,676,946.90	27.61
Rate/Term Refinance	287	77,762,478.50	25.06
Total:	925	$310,272,884.31	100.00%

STATES	Number of Mortgage Loans	Principal Balance Outstanding as of the Statistical Cut-off Date	% of Aggregate Principal Balance Outstanding as of the Statistical Cut-off Date
Alabama	2	$177,600.00	0.06%
Alaska	1	180,000.00	0.06
Arizona	48	11,823,360.00	3.81
Arkansas	1	60,700.00	0.02
California	188	89,960,013.73	28.99
Colorado	21	4,490,300.00	1.45
Connecticut	7	6,116,688.00	1.97
Delaware	3	1,703,000.00	0.55
Florida	115	42,152,756.00	13.59
Georgia	54	14,331,655.34	4.62
Hawaii	2	998,000.00	0.32
Idaho	2	279,000.00	0.09
Illinois	28	11,119,750.00	3.58
Indiana	3	560,400.00	0.18
Kansas	10	2,018,900.00	0.65
Kentucky	4	684,400.00	0.22
Louisiana	1	122,400.00	0.04
Maine	3	681,600.00	0.22
Maryland	26	7,801,750.00	2.51
Massachusetts	13	4,976,500.00	1.60
Michigan	13	3,439,420.00	1.11
Minnesota	18	5,963,893.24	1.92
Mississippi	1	153,900.00	0.05
Missouri	6	1,190,900.00	0.38
Montana	2	648,000.00	0.21
Nevada	23	7,485,742.00	2.41
New Hampshire	2	647,600.00	0.21
New Jersey	22	6,863,100.00	2.21
New Mexico	2	369,830.00	0.12
New York	20	13,332,250.00	4.30
North Carolina	21	5,120,860.00	1.65
Ohio	106	17,857,011.74	5.76
Oklahoma	2	642,000.00	0.21
Oregon	9	3,857,100.00	1.24
Pennsylvania	14	3,856,159.60	1.24
South Carolina	8	2,115,800.00	0.68
South Dakota	1	170,000.00	0.05
Tennessee	9	2,292,400.00	0.74
Texas	42	13,812,924.67	4.45
Utah	13	3,860,200.00	1.24
Virginia	34	10,041,069.99	3.24
Washington	22	5,958,150.00	1.92
West Virginia	1	160,800.00	0.05
Wisconsin	1	120,000.00	0.04
Wyoming	1	75,000.00	0.02
Total:	925	$310,272,884.31	100.00%